EXHIBIT 10.19

                         BOISE CASCADE CORPORATION

                     DIRECTOR STOCK COMPENSATION PLAN

                    (As Amended Through July 29, 1999)

     1.     PLAN ADMINISTRATION AND ELIGIBILITY.

            1.1     PURPOSE.  The purpose of the Director Stock
Compensation Plan (the "Plan") of Boise Cascade Corporation (the "Company") is to encourage ownership of the Company's common stock by its nonemployee directors.

            1.2 ADMINISTRATION. The Executive Compensation Committee or any successor to the Committee (the "Committee") shall have final discretion, responsibility, and authority to administer and interpret the Plan. This includes the discretion and authority to determine all questions of fact, eligibility, or benefits relating to the Plan. The Committee may also adopt any rules it deems necessary to administer the Plan. The Committee's responsibilities for administration and interpretation of the Plan shall be exercised by Company employees who have been assigned those responsibilities by the Company's management. Any Company employee exercising responsibilities relating to the Plan in accordance with this section shall be deemed to have been delegated the discretionary authority vested in the Committee with respect to those responsibilities, unless limited in writing by the Committee. Any Participant may appeal any action or decision of these employees to the Company's General Counsel and may request that the Committee reconsider decisions of the General Counsel. Any interpretation by the Committee shall be final and binding on the Participants.

            1.3 PARTICIPATION IN THE PLAN. Directors of the Company who are not employees of the Company or any of its subsidiaries are eligible to participate in this Plan.

     2.     STOCK SUBJECT TO THE PLAN.

            2.1 NUMBER OF SHARES. The maximum number of shares of the Company's $2.50 par value Common Stock ("Common Stock" or "Shares") which may be issued pursuant to options granted under this Plan shall be 100,000 Shares, subject to adjustment as provided in Section 4.4.

            2.2 NONEXERCISED SHARES. If any outstanding option under this Plan for any reason expires or is terminated without having been exercised in full, the Shares allocable to the unexercised portion of the option shall again become available for issuance under options granted pursuant to this Plan.

            2.3 SHARE ISSUANCE. Upon the exercise of an option, the Company may issue new Shares or reissue Shares previously repurchased by or on behalf of the Company.

     3.     OPTIONS.

            3.1 OPTION GRANT DATES. Options shall be granted automatically to each participating director on December 31 of each year (or, if December 31 is not a business day, on the immediately preceding business day) (the "Grant Date").

            3.2 OPTION PRICE. The purchase price per share for the Shares covered by each option shall be $2.50 (the "Option Price").

            3.3 NUMBER OF OPTION SHARES. The number of Shares subject to options granted to each participating director on each Grant Date will be the aggregate number of Shares determined by the following formulas:

                    3.3.1 ELECTED PORTION OF ANNUAL RETAINER AND MEETING FEE SHARES. The number of option Shares equal to the nearest whole number determined by the following formula:

                    Elected Portion of Annual Retainer          Number
                             and Meeting Fees            =        of
                       (Fair Market Value - $2.50)          Option Shares

                    3.3.2 DIVIDEND EQUIVALENT SHARES. The number of option Shares equal to the nearest whole number determined by the following formula:

                        Dividend Equivalent              =    Number of
                    (Fair Market Value - $2.50)             Option Shares

                    3.3.3 DEFINITIONS. For purposes of determining the number of Shares granted under this Section 3.3, the following definitions will apply:

                              3.3.3.1     "ANNUAL RETAINER."  The dollar
amount of compensation paid to eligible directors each year which is identified by the Company as an annual retainer.

                              3.3.3.2     "MEETING FEES."  The amount of
compensation, in excess of the Annual Retainer, paid to eligible directors for their services as directors of the Company, including but not limited to fees earned for service as committee chairpersons and for meeting participation, but excluding amounts paid as reimbursement for actual expenses.

                              3.3.3.3     "DIVIDEND EQUIVALENT."  The
aggregate dollar value, determined each year, equal to the product of
(i) the number of Shares subject to options held by a director pursuant to this Plan on each respective Record Date during the year plus 1/2 the number of Shares to be granted under Sections 3.3.1 and 3.3.2 for the year in which this calculation is being made, multiplied by (ii) the value of the dividend per Share paid by the Company for each respective Record Date.

                              3.3.3.4     "ELECTED PORTION OF ANNUAL
RETAINER AND MEETING FEES." A dollar amount determined each year for each director equal to the dollar amount of both the percentage of the Annual Retainer, if any, and the percentage of Meeting Fees, if any, which the director has irrevocably elected, in writing, to have paid in the form of options granted under this Plan. This written election must be received by the secretary of the Company on or before December 31 of each year and shall specify a percentage, up to 100%, of the director's Annual Retainer and a percentage, up to 100%, of the director's Meeting Fees for the following year to be paid in the form of options under this Plan; provided, however, in the initial year of the Plan's operation, a director's written election must be received by the secretary of the Company on or before February 28, 1992, and shall be effective only for Annual Retainer and Meeting Fee amounts earned during the period April 1, 1992, through December 31, 1992. Eligible directors initially elected or appointed to office as directors of the Company after adoption of this plan may make a written election under this paragraph within 30 days following their initial election or appointment to office, which election shall be effective for Annual Retainer and Meeting Fee amounts earned during the calendar year of their initial election or appointment to office.

                              3.3.3.5     "FAIR MARKET VALUE."  The closing
price for Shares as reported by the New York Stock Exchange or another generally accepted pricing standard chosen by the Company, in each case on the Valuation Date.

                              3.3.3.6     "RECORD DATE."  Each date
declared as a record date by the Board of Directors for the purpose of determining shareholders eligible to receive a dividend to be paid on Shares.

                              3.3.3.7     "VALUATION DATE."  July 31, or if
Fair Market Value is not available on July 31, the immediately preceding business day for which Fair Market Value is available.

            3.4 DIRECTOR TERMINATIONS. If a director participating in this Plan retires, resigns, dies, or otherwise terminates his or her position on the Company's Board of Directors, on December 31 of the year in which the termination occurs the director shall be granted an option for Shares under this Plan equal in value to (i) the Elected Portion of Annual Retainer and Meeting Fees and (ii) the Dividend Equivalent. For purposes of this Section 3.4, the amount of the Annual Retainer shall be prorated through the date of termination.

            3.5 WRITTEN AGREEMENTS. Each grant of an option under this Plan shall be evidenced by a written agreement, which shall comply with and be subject to the terms and conditions contained in this Plan.

            3.6 NONSTATUTORY STOCK OPTIONS. Options granted under this Plan shall not be entitled to special tax treatment under Section 422A of the Internal Revenue Code of 1986.

            3.7 PERIOD OF OPTION. No option may be exercised within 6 months of its Grant Date, provided, however, that options held by a director shall be immediately exercisable upon (i) that director's retirement because of age, disability, or death, or (ii) the occurrence of any of the events described in Section 3.11, [recognizing that Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Act"), may limit a director's ability to resell the Shares acquired upon the exercise until 6 months after the Grant Date]. No option shall be exercisable after expiration of 3 years from the date upon which the option holder terminates his or her position as a director of the Company.

            3.8 EXERCISE OF OPTIONS. Options may be exercised only by written notice to the secretary of the Company and payment of the exercise price in (i) cash, (ii) Shares (a director may surrender one or more Shares in the exercise of an Option with instructions to resurrender any Shares acquired upon exercise in one or more successive, simultaneous exercises until Options covering the number of specified Shares have been exercised),
(iii) a loan from the Company, or (iv) delivery of an irrevocable written notice instructing the Company to deliver the Shares being purchased to a broker, subject to the broker's written guarantee to deliver cash to the Company, in each case equal to the full consideration of the Option Price for the Shares which are being exercised. Options may be exercised in whole or in part.

            3.9 OPTIONS NOT TRANSFERABLE. Each option granted under this Plan shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder. No option granted under this Plan, or any interest therein, may be otherwise transferred, assigned, pledged, or hypothecated by the director to which the option was granted during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment, or similar process.

            3.10 EXERCISE BY REPRESENTATIVE FOLLOWING DEATH OF DIRECTOR. A director, by written notice to the Company, may designate one or more persons (and from time to time change such designation), including his or her legal representative, who, by reason of the director's death, shall acquire the right to exercise all or a portion of an option granted under this Plan. Any exercise by a representative shall be subject to the provisions of this Plan.

            3.11    ACCELERATION OF STOCK OPTIONS.  Notwithstanding
Section 3.7, if, while unexercised options remain outstanding hereunder:

                    (a) Any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; provided, however, if such Person acquires securities directly from the Company, such securities shall not be included unless such Person acquires additional securities which, when added to the securities acquired directly from the Company, exceed 20% of the Company's then outstanding shares of common stock or the combined voting power of the Company's then outstanding securities, and provided further that any acquisition of securities by any Person in connection with a transaction described in Subsection 3.11(c)(i) shall not be deemed to be a change in control of the Company; or

                    (b) The following individuals cease for any reason to constitute at least 66 2/3% of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least 2/3rds of the directors then still in office who either were directors on the date hereof or whose appointment, election, or nomination for election was previously so approved (the "Continuing Directors"); or

                    (c) The consummation of a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) with any other corporation other than (i) a merger or consolidation which would result in both (a) continuing directors continuing to constitute at least 66 2/3% of the number of directors of the combined entity immediately following consummation of such merger or consolidation and (b) the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; provided, however, if such Person acquires securities directly from the Company, such securities shall not be included unless such Person acquires additional securities which, when added to the securities acquired directly from the Company, exceed 20% of the Company's then outstanding shares of common stock or the combined voting power of the Company's then outstanding securities, and provided further that any acquisition of securities by any Person in connection with a transaction described in Subsection 3.11(c)(i) shall not be deemed to be a change in control of the Company; or

                    (d) The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 66 2/3% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale; then from and after the date on which any such event described in paragraphs (a) through (d) above occurs (which shall constitute a "change in control" of the Company), all options previously granted under this Plan shall be immediately exercisable in full.

                    For purposes of this section, "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                    For purposes of this section, "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

     4.     GENERAL PROVISIONS.

            4.1 EFFECTIVE DATE OF THIS PLAN. This Plan shall be effective January 1, 1992, subject to approval by the shareholders of the Company. Options may be granted under this Plan only after shareholder approval of this Plan. Directors may give written notice pursuant to Subsection 3.3.4.4 any time after December 1, 1991.

            4.2 DURATION OF THIS PLAN. This Plan shall remain in effect until all Shares subject to option grants have been purchased or all unexercised options have expired. Notwithstanding the foregoing, no options may be granted pursuant to this Plan on or after the 10th anniversary of this Plan's effective date.

            4.3 AMENDMENT OF THIS PLAN. The Committee may suspend or discontinue this Plan or revise or amend it in any respect, provided, however, that without approval of a majority of the Company's shareholders no revision or amendment shall (i) change the number of Shares subject to this Plan (except as provided in Section 4.4), (ii) change the designation of the class of directors eligible to participate in the Plan, (iii) change the formulas to determine the amount, price, or timing for the grants, or
(iv) materially increase the benefits accruing to participants under this Plan. Moreover, in no event may these Plan provisions be amended more than once every 6 months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules and regulations thereunder. No amendment, modification, or termination of this Plan shall in any manner adversely affect the rights of directors holding options granted under this Plan without their consent.

            4.4 CHANGES IN SHARES. In the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, or other change in the corporate structure or capitalization affecting the Shares, appropriate adjustment shall be made in the number (including the aggregate numbers specified in Section 2.1) and kind of Shares or other securities which are or may become subject to options granted under this Plan prior to and subsequent to the date of the change.

            4.5     LIMITATION OF RIGHTS.

                    4.5.1 NO RIGHT TO CONTINUE AS A DIRECTOR. Neither this Plan, nor the granting of an option under this Plan, nor any other action taken pursuant to this Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time, or at any particular rate of compensation.

                    4.5.2 NO SHAREHOLDERS' RIGHTS FOR OPTIONS. An optionee shall have no rights as a shareholder with respect to the Shares covered by his or her options until the date of the issuance to him or her of a stock certificate therefor.

            4.6 ASSIGNMENTS. The rights and benefits under this Plan may not be assigned except as provided in Sections 3.9 and 3.10.

            4.7 NOTICE. Any written notice to the Company required by any of the provisions of this Plan shall be addressed to the secretary of the Company and shall become effective when it is received.

            4.8 SHAREHOLDER APPROVAL AND REGISTRATION STATEMENT. This Plan shall be approved by the Board of Directors and submitted to the Company's shareholders for approval. Directors may elect to participate in this Plan prior to shareholder approval and prior to filing (and effectiveness of) a registration statement with the Securities and Exchange Commission covering the Shares to be issued upon the exercise of options. Any options granted under this Plan prior to effectiveness of the registration statement shall not be exercisable until, and are expressly conditional upon, the effectiveness of a registration statement covering the Shares.

            4.9 GOVERNING LAW. This Plan and all determinations made and actions taken pursuant hereto shall be governed by and construed in accordance with the laws of the state of Delaware.